SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  May 4, 2004

(Date of earliest event reported)

MILLENNIUM BANKSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-49611 (Commission File Number)	54-1920520 (IRS Employer Identification No.)

1601 Washington Plaza Reston, Virginia (Address of Principal Executive Offices)	20190 (Zip Code)

Registrant’s telephone number, including area code:

(703) 464-0100

Item 5.

Other Events and Required FD Disclosure.

On May 4, 2004, the Registrant issued a press release announcing that its wholly-owned subsidiary, Millennium Bank, N.A., has received official notification that it has completed all requirements of a Memorandum of Understanding with the Office of Comptroller of the Currency of the United States Treasury Department, signed on November 21, 2002. A copy of the press release is being filed as an exhibit to this report.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

99.1

Press Release dated May 4, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLENNIUM BANKSHARES CORPORATION

        (Registrant)

Date:  May 4, 2004

By:   /s/ Carroll C. Markley

Carroll C. Markley

Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.

Description

99.1

Press release dated May 4, 2004.